UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015

CHINA PHARMA HOLDINGS, INC.
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(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China 570216
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) On December 8, 2015, China Pharma Holdings, Inc. (the “Company”) was advised by its independent registered accounting firm, Arshak Davtyan, Inc. (the “Auditor”), that during a regular Public Company Accounting Oversight Board (“PCAOB”) inspection of the Auditor, the PCAOB issued certain comments that certain audit deficiencies were identified in the Company’s Annual Report on Form 10-K (the “Original 10-K”) for the year ended December 31, 2014,  the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 (“Q1 2015 10-Q”), June 30, 2015  (“Q2 2015 10-Q”)  and September 30, 2015 (“Q3 2015 10-Q”).

The Audit Committee of the Board of Directors and the executive management have discussed the subject matter with the Auditor and concluded that  the financial statements and/or the related audit report contained in the Original 10-K, Q1 2015 10-Q, Q2 2015 10-Q and Q3 2015 10-Q should no longer be relied upon. Specifically, the issues are as below: (1) the Company had not properly evaluated whether collectability of revenue was reasonably assured for sales to customers with significantly aged receivable balances and, therefore, whether the revenue had been appropriately recognized; and (2) the Company had not properly evaluated the reasonableness of the allowance for doubtful accounts. Consequently, the Company intends to reassess the collectability of revenue and hence the revenue recognition process as well as the detailed review process of calculating the allowances for doubtful accounts, and make proper amendments to the referenced financial statements. The Company endeavors to file amended financial statements covering these periods as soon as practicable.

Management is assessing what changes may be necessary in the evaluation of the Company’s internal control over financial reporting and its disclosure controls and procedures and will not reach a final conclusion with respect to these matters until the completion of the above filings.

(c) The Company has provided a copy of the foregoing Item 4.02(b) disclosures to the Auditor and requested that the Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether the Auditor agrees with the above statements. A copy of the Auditor’s letter, dated December 11, 2015, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

16.1     Letter from the Auditor to the Securities and Exchange Commission dated December 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2015

CHINA PHARMA HOLDINGS, INC. By: /s/ Zhilin Li Name: Zhilin Li Title: President and Chief Executive Officer